ENVERIC BIOSCIENCES

Next Generation Mental Health™

INVESTOR PRESENTATION
SEPTEMBER 2022



Disclaimer

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide Enveric Biosciences, Inc.'s ("Enveric Biosciences") current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. You can find many (but not all) of these statements by looking for words such as "seeks," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "potential," "intends," "plans," "would," "should," "could," "may," "will" or other similar expressions. In particular, these include statements relating to future actions, Enveric Biosciences' prospective products, applications and customers, information about future performance and results of prospective products. These forward-looking statements are subject to certain risks and uncertainties that are outside Enveric Biosciences' control and could cause actual results to differ materially from Enveric Biosciences' historical experience and its present expectations or projections. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

- Enveric Biosciences' dependence on the success of its prospective product candidates, which are in early stages of development and may not reach a particular stage in development, receive regulatory approval or be successfully commercialized;
- potential difficulties that may delay, suspend, or scale back Enveric Biosciences' efforts to advance additional early research programs through preclinical development and investigational new drug application filings and into clinical development;
- the risk that the cost savings, synergies and growth from Enveric Biosciences' combination with MagicMed Industries Inc. ("MagicMed") and the successful use of the rights and technologies acquired in the combination may not be fully realized or may take longer to realize than expected;
- the impact of the novel coronavirus (COVID-19) on Enveric Biosciences' business, including Enveric Biosciences' current plans for product development, as well as any currently ongoing preclinical studies and clinical trials and any future studies or other development or commercialization activities;
- the limited study on the effects of medical cannabinoids and psychedelics, and the chance that future clinical research studies may lead to conclusions that dispute or conflict with Enveric Biosciences' understanding and belief regarding the medical benefits, viability, safety, efficacy, dosing, and social acceptance of cannabinoids or psychedelics;
- the expensive, time-consuming, and uncertain nature of clinical trials, which are susceptible to change, delays, termination, and differing interpretations;
- the ability to establish that potential products are efficacious or safe in preclinical or clinical trials;
- the fact that Enveric Biosciences' current and future preclinical and clinical studies may be conducted outside the United States, and the United States Food and Drug Administration may not accept data from such studies to support any new drug applications Enveric Biosciences may submit after completing the applicable developmental and regulatory prerequisites;
- Enveric Biosciences' ability to effectively and efficiently build, maintain and legally protect its molecular derivatives library so that it can be an essential building block from which those in the biotech industry can develop new patented products;
- Enveric Biosciences' ability to establish or maintain collaborations on the development of therapeutic candidates;
- Enveric Biosciences' ability to obtain appropriate or necessary governmental approvals to market potential products;
- Enveric Biosciences' ability to manufacture product candidates on a commercial scale or in collaborations with third parties;
- Enveric Biosciences' significant and increasing liquidity needs and potential requirements for additional funding;
- Enveric Biosciences' ability to obtain future funding for developing products and working capital and to obtain such funding on commercially reasonable terms;
- legislative changes related to and affecting the healthcare system, including, without limitation, changes and proposed changes to the Patient Protection and Affordable Care Act;
- the intense competition Enveric Biosciences' faces, often from companies with greater resources and experience than Enveric Biosciences;
- Enveric Biosciences' ability to retain key executives and scientists;
- the ability to secure and enforce legal rights related to Enveric Biosciences' products, including intellectual property rights and patent protection;
- political, economic, and military instability in Israel which may impede Enveric Biosciences' development programs;
- Enveric Biosciences' ability to successfully spin-off its cannabinoid assets;
- the effect that the reverse stock split of Enveric Biosciences' common stock effected on July 14, 2022 may have on the price of Enveric Biosciences' common stock; and
- Enveric Biosciences' success at managing the risks involved in the foregoing.

Additional information concerning these risks, uncertainties and assumptions can be found in Enveric Biosciences' filings with the SEC, including the risk factors discussed in Enveric Biosciences' most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: Enveric Biosciences is unable to promptly and effectively integrate MagicMed's businesses; disruption from the integration of MagicMed makes it more difficult to maintain business, contractual and operational relationships; legal proceedings are instituted against Enveric Biosciences in relation to the amalgamation or otherwise; and the consummation of the amalgamation has a negative effect on the market price of the capital stock of Enveric Biosciences or on Enveric Biosciences' operating results. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Enveric Biosciences. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Enveric Biosciences or Enveric Biosciences' ability to successfully realize the expected benefits from the amalgamation. You are cautioned not to rely on Enveric Biosciences' forward-looking statements. These forward-looking statements are and will be based upon management's then current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Enveric Biosciences does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Investment Highlights

Enveric Biosciences (NASDAQ: ENVB)

Mission:

To be the best-in-class psychedelic-inspired drug development company for mental health indications.

- Comprised of a team of experienced CNS drug developers who have successfully led programs from inception to market approval
- Filed 15+ Patents covering 1MM+ molecules
- Drug platform that has created 500+ New Chemical Entities to date
- Attractive Valuation: $18MM in cash as June 2022. Subsequent raise of $8MM in July 2022. Currently trading below cash
- Development candidate expected to be named in near future

Executing with Experience and Passion: Pharma & Bio Leadership



Dr. Joseph Tucker
Chief Executive Officer & Director

Dr. Tucker has 20 years experience in biotechnology, founded and took public 3 biotech companies as well as sold company to Trillium Therapeutics.



Mr. Avani Kanubaddi
President & Chief Operating Officer

Mr. Kanubaddi has over 20 years in the Life Science industry, from Big Pharma to start-ups, covering medical devices, consumer products, and biotechnology.



Dr. Bob Dagher
Chief Medical Officer

Seasoned executive physician and drug developer with C-level leadership roles at early-stage biotechnology start-up, as well as at clinical research organizations and large pharmaceutical companies.



Mr. Rob Dickey
Interim Chief Financial Officer

Mr. Dickey has experience as a CFO and Board positions in both private and publicly-traded life sciences and medical device companies. Mr. Dickey is experienced in start-up and early fundraising, going public, high growth, turnarounds and exit strategies.



Dr. Peter Facchini
Chief Innovation Officer

Dr. Facchini has been a professor for 25 years, founded 4 biotechnology companies and holds over 40 patents.



Dr. Rick Light
Vice-President, CMC

Dr. Light has over 30 year's experience and 8 patents in biotechnology covering a career in Discovery, Product Development and Regulatory support.



Dr. Kevin Leach
Vice President Translational & Non-Clinical Sciences

Dr. Leach has over 20 years of experience in pharmaceutical and biotechnology. He has led teams that brought forward several approved drugs across various indications and molecular platforms.

Our Board of Directors



David Johnson
Executive Chairman

Former CEO of Convatec, oversaw the $4.1B spin out of Convatec from Bristol Myers Squibb; former CEO of Alliqua Biomedical, a developer of wound care technologies.



George Kegler
Director and Chair of the Audit Committee

Mr. Kegler served as VP and Interim CFO of Mallinckrodt,, successfully negotiated and executed capital raises, developed strategic initiatives, created financial models and led financial reporting efforts for a number of other companies.



Douglas Lind M.D.
Director

Douglas Lind, M.D. has more than 30 years of experience working in a variety of life science-related professions, ranging from a former practicing physician, to a senior Wall Street equity research analyst at Morgan Stanley.



Dr. Sol Meyer
Director

Mr. Mayer has served as a board member on a number of Nasdaq listed companies and has also served as CEO in the private sector.



Bevin O'Neil
Director

Ms. O'Neil currently serves as the Chief Strategy Officer of ECRI, a nonprofit organization with 500 employees focused on advancing evidenced-based, effective healthcare globally.



Frank Pasqualone
Director

Mr. Pasqualone is a senior biopharmaceutical executive, who has brought strategic, operational, and cultural focus to building businesses from small/mid cap biotech to top-tier multinational pharmaceutical companies.



Marcus Schabacker MD Ph.D.
Director

Dr. Schabacker became president and chief executive officer of the ECRI Institute, a nonprofit organization with 500 employees and an operating budget of $70 million focusing on advancing evidenced-based, effective healthcare globally, in January 2018.



Dr. Joseph Tucker
Chief Executive Officer & Director

Dr. Tucker has 20 years experience in biotechnology, founded and took public 3 biotech companies as well as sold company to Trillium Therapeutics.



Michael D. Webb
Director

Mr. Webb has more than 25 years of experience in healthcare and life sciences. He specializes in early-stage companies focused on targeted therapeutics and molecular diagnostics.

Our Scientific Advisory Board



Maurizio Fava MD
Scientific Advisor

Dr. Maurizio Fava is Psychiatrist-in-Chief of the Massachusetts General Hospital (MGH), executive director of the Clinical Trials Network and Institute, (MGH), associate dean for clinical and translational research, and the Slater Family Professor of Psychiatry at Harvard Medical School.



Stephen M. Stahl, MD, Ph.D
Scientific Advisor

Dr. Stephen Stahl has held faculty positions at Stanford University, the University of California at Los Angeles, the Institute of Psychiatry London, the Institute of Neurology London, and, currently, as Clinical Professor of Psychiatry and Neuroscience at the University of California Riverside, Adjunct Professor of Psychiatry at the University of California San Diego and as Honorary Fellow in Psychiatry at the University of Cambridge.



Sheila DeWitt, Ph.D
Scientific Advisor

Dr. Sheila DeWitt is a Life Sciences Executive & Serial Entrepreneur with over 30 years of experience in pharmaceutical and biotechnology companies. She is currently the Chair, President & CEO of DeuteRx, LLC, the COO and Board Member of Neuromity Therapeutics, Inc., and a Founder and Board Member of RIFFIT, Inc. She also collaborates with Poxel SA and Salarius Therapeutics, Inc. on deuterated drug candidates.



John Krystal MD
Scientific Advisor

Dr. John Krystal is the Robert L. McNeil, Jr., Professor of Translational Research; Professor of Psychiatry, Neuroscience, and Psychology; Chair of the Department of Psychiatry at Yale University; and Chief of Psychiatry and Behavioral Health at Yale-New Haven Hospital.



Michael Liebowitz MD.
Scientific Advisor

Dr. Michael Liebowitz is a Professor of Psychiatry at Columbia University and New York State Psychiatric Institute (NYSPI) and is currently Director at Medical Research Network where he is engaged in clinical trials for depression, anxiety, binge eating, ADHD, PTSD, and borderline personality disorders.

Anxiety – Tremendous Unmet Medical Need

CNS Disorders Prevalence Per Million



Headache 152.8
Anxiety Disorders 69.1
Sleep disorders 44.9
Mood disorders 33.3
Somatoform... 20.4
Addiction 15.5
Stroke 8.2
Dementia 6.3
Child/Adolescent... 5.9
Psychotic disorders 5.
Personality... 4.3
Mental Retardation 4.2
Traumatic Brain... 3.7
Epilepsy 2.6
Eating disorders 1.5
Parkinson's Disease 1.2
Multiple Sclerosis 0.5
Neuromuscular... 0.3
Brain Tumor 0.2
Anxiety

- Gustavsson et al. Cost of disorders of the brain in Europe 2010. European Neuropsychopharmacology 21, 718-779 (2011).

Percent of Adults Ages 18-64 in the General Population Who Meet Diagnostic Criteria for Anxiety Disorders in the Past Year and in Their Lifetime

	12-Month Prevalence	Lifetime Prevalence
ANXIETY DISORDER	Total	Total
Specific Phobia	10.1	13.8
Social Anxiety Disorder	8.0	13
Panic Disorder	3.1	5.2
Agoraphobia	1.7	2.6
Generalized Anxiety Disorder	2.9	6.2

Source: Kessler, Petukhova et al., 2012.

Anxiety Disorders – Very limited innovation in nearly two decades

- Anxiety disorders are:
  - Chronic conditions
  - Last at least 6 months and affect the quality of life.
  - The most common group of mental health conditions in the US and worldwide
- Last approved drug was Cymbalta (Duloxetine) in 2004


Current Treatments
for Anxiety Disorders
Serotonin Norepinephrine Reuptake Inhibitor
Benzodiazepines
Selective Serotonin Reuptake Inhibitor
Tricyclic Antidepressant Drug
Beta Blockers
Others

Source: Kessler, Petukhova et al., 2012.

- Gustavtsson et al. Cost of disorders of the brain in Europe 2010. European Neuropsychopharmacology 21, 718-779 (2011).

Current Investigational Anxiolytic Programs Targeting Opportunity for Innovation

Company	Drug	MOA
Incannex	Classic Psilocybin	Psychedelic
Usona	Classic LSD	Psychedelic
VistaGen	Fasedienol (Aloradine; 4-androstadienol)	Neurosteroid
Pfizer (Biohaven)	Riluzole sublingual (BHV-0223)	Glutamate modulator
Fabre-Kramer	TGFK08AA	Serotonin 5HT1A modulator
Abbvie	Vilazodone (Viibryd)	Serotonin 5HT1A partial agonist + SSRI
J&J	JNJ-42165279	FAAH (fatty acid amide hydrolase) inhibitor
Novartis	Agomelatine (AGO-178; Valdoxan)	Melatonin MT1 and MT2 agonist + Serotonin 5HT2C antagonist

Limitations of Current Pharmacologic Treatments

Anxiolytics:

- Benzodiazepines (BZD)
- Selective serotonin reuptake inhibitors (SSRIs)
- Serotonin norepinephrine reuptake inhibitors (SNRI)
- Tricyclics
- Beta blockers

Limitations:

1 – Limited Efficacy

2 – Safety & Tolerability Issues
GI upset | Sexual dysfunction | Serotonin toxicity

3 – Risk of Abuse & Dependence (BZD)

Schmitz A. Benzodiazepine use, misuse, and abuse: A review. Mental Health Clin (2016) 6(3): 120–126.

1st Generation Psilocybin

- Currently under investigation
- Challenges with patentability
- Anecdotal evidence in the absence of rigorous investigations

Limitations:

1 – Slow onset of action

2 – Prolonged psychedelic "trip"

3 – GI upset Safety & Tolerability Issues

Passie et al. The Pharmacology of Psilocybin. Addiction Biology (2002) 7, 357–364

Enveric Strategy & Development Arc

Progressing Pipeline Towards non-Psychedelic New Chemical Entities

Enveric's Focus

GEN 1	GEN 2	GEN 3
• Psychedelics: natural & synthetic	• Modified prodrugs of psilocin ◦ Enhanced properties over classic psychedelics ◦ Intra-nasal and buccal administration routes ◦ Rapid onset (within minutes) and shorter duration of in-clinic experience	• New Chemical Entities ◦ Non-psychedelics ◦ Optimized psychoactive properties with improved safety profile ◦ Rapid onset and lasting therapeutic action
• **MOA**: 5HT-2A agonism	• **MOA**: 5HT-2A agonism	• **MOA**: multi-receptor function + brain networks modulators
• **Treatment Paradigm:** ◦ Psychedelic-assisted psychotherapy	• **Treatment Paradigm:** ◦ Optimized dose and frequency ◦ With or without assisted psychotherapy ◦ Modulate the post-dose experience for optimal therapeutic benefit	• **Treatment Paradigm:** ◦ Optimized dose and frequency ◦ Single Administration (SA) & Individualized Repeat Dosing (IRD) ◦ In-clinic & at-home treatment
• **Indication**: Mood, Anxiety & Addiction disorders	• **Indication**: Anxiety disorders	• **Indication**: Mental Health disorders

EVM201 Series – Enhanced Drug-Like Properties

Improved EVM201 Risk/Benefit Profile

- Optimized delivery route: can be administered intra-nasal, buccal or intravenous
- Wide range of dosing flexibility
- Faster access to target (brain): avoids first-pass metabolism through intestine and liver (portal vein)
- Reduction in dose required to achieve therapeutic benefit:
  - Higher brain penetration
  - Quick onset of action (minutes)
  - Lower side effects (GI, systemic)

	PSILOCYBIN	EVM201 SERIES
Prodrug Family	Phosphate	Undisclosed
Liver Metabolism	0%	100%
Intestine Metabolism	20%	4%
Serum Metabolism	0%	55%

EVM201 Molecules release psilocin and have unique psychedelic profiles in Animal Model

EVM201, at different dose levels and brain exposures, produces a consistent level of 5-HT2AR-mediated Head Twitch Response (HTR) in mice



HTR
#HTR count 15-30 min post-dose
20
10
Psilocybin
EVM201-a
EVM201-b
EVM201-c
EVM201-d
EVM201-e
EVM201-f
Range of Psilocybin-induced HTR
Exposure
AUC(0-tlast) (h*ng/mL)
1000
100
10
1

Multiple dose levels yield variable exposure to enable proper modulation of psychedelic experience

- HTR: Head Twitch Response
- Data on File; Enveric Biosciences.

EVM201 Series Provides Complete Rescue of Anxiety in Animal Model

Marble Burying: a pharmacodynamic mouse model that measures aspects reflective of anxiety disorders in human

A Single Dose of EVM201 Demonstrates Complete Rescue of Anxiety in Stressed Animal Model Starting on Day-1 and up to Day-7 post-treatment



Day 1
p < 0.0001
p = 0.0004
p = 0.8123
Marbles Buried (%)
100
75
50
25
0
Control Stress Control Stress Stress
VEH
PSIL
EVM201
♀♂
Day 7
p = 0.0003
p = 0.0001
p = 0.9999
Marbles Buried (%)
100
75
50
25
0
Control Stress Control Stress Stress
VEH
PSIL
EVM201

- PSIL: Psilocybin
- Data on File; Enveric Biosciences.

Enveric Strategy & Development Arc

Progressing Pipeline Towards non-Psychedelic New Chemical Entities

Enveric's Focus

GEN 1

- Psychedelics: natural & synthetic
- **MOA**: 5HT-2A agonism
- **Treatment Paradigm:**
  - Psychedelic-assisted psychotherapy
- **Indication**: Mood, Anxiety & Addiction disorders

GEN 2

- Modified prodrugs of psilocin
  - Enhanced properties over classic psychedelics
  - Intra-nasal and buccal administration routes
  - Rapid onset (within minutes) and shorter duration of in-clinic experience
- **MOA**: 5HT-2A agonism
- **Treatment Paradigm:**
  - Optimized dose and frequency
  - With or without assisted psychotherapy
  - Modulate the post-dose experience for optimal therapeutic benefit
- **Indication**: Anxiety disorders

GEN 3

- New Chemical Entities
  - Non-psychedelics
  - Optimized psychoactive properties with improved safety profile
  - Rapid onset and lasting therapeutic action
- **MOA**: multi-receptor function + brain networks modulators
- **Treatment Paradigm:**
  - Optimized dose and frequency
  - Single Administration (SA) & Individualized Repeat Dosing (IRD)
  - In-clinic & at-home treatment
- **Indication**: Mental Health disorders

Psychedelics Treatment Limitations

EVM301 Series designed to address limitations and unmet needs

- Controlled Substances with DEA Scheduling that hinders patient access
- Risk of abuse
- Risk of CNS toxicity
- Risk of inducing psychosis
- High variability and inconsistency of post-dose experience
- Negative post-dose experience – aka "Bad Trip"
- Tolerability Issues, including GI upset, cardiovascular and serotonin toxicity

EVM301 Series

Towards non-Psychedelic New Chemical Entities

- **New Chemical Entities**
  - Small molecule with novel properties targeting specific brain receptors and networks to generate new clinical benefit
  - Minimal-to-no psychedelic experience that removes the need for close intervention of a health care professional during the dosing period
  - Optimized psychoactive properties with an improved safety profile
  - Rapid onset and lasting therapeutic action

- **Mechanism of Action**:
  - Modulation of multiple brain receptors and networks: effect on a subset of serotonin receptors with associated effects on the glutamate NMDA receptor system
  - Downstream effects on neurotransmitters (serotonin, norepinephrine, and dopamine) implicated in generating synergistic therapeutic benefits

- **Treatment Paradigm:**
  - Optimized treatment regimen for quick, profound and lasting behavioral changes
  - Monotherapy and/or adjunctive therapy as Single Administration (SA) with Individualized Repeat Dosing (IRD) for a Precision Medicine approach to tailor individual patient needs
  - In-clinic & at-home treatment: drug administration inside a clinical setting (under minimal supervision of a health care professional), or outside a clinical setting (provided it is deemed safe to do so)
- **Indication**:
  - Acute treatment: for the rapid relief of symptoms associated with anxiety and mood disorder and/or addiction
  - Maintenance treatment: for modifying the disease course by alleviating chronic symptoms and/or reducing relapse of anxiety, mood and/or substance abuse disorders

EVM201 Screening & Lead Optimization

Two Separate Series of Differentiated Assets for Mental Health Indications

ASSET GROUP	INDICATION	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	UPCOMING MILESTONE	TIMELINE
EVM201 series	Anxiety Disorder		✓				• Development Candidate Nomination • IND Filing	Q4 2022 Q1 2024
EVM301 series	Undisclosed	✓					• Lead Selection	Q4 2023


ENVB

Three Moats Protecting Castle ENVB

Inner Moat

- 5 years New Chemical Entity (NCE) and 3 years New Clinical Study (NCS) Exclusivity from FDA.
- 8-year Data Exclusivity, 10-year Market protection from EMA.

Second Moat

- Submitted 15+ patent applications covering EVM201 & EVM301.

Outer Moat

- IP Discovery Platform
- Psybrary and PsyAI
- Portfolio of 500+ drug candidates and the means to synthesize and test them.

Upcoming Milestones

EVM201:

- Lead Candidate Nomination
- IND Enabling Studies Initiated
- FDA Pre-IND Meeting
- IND Submission
- First-in-human Study Start

EVM301:

- Target Product Profile Process Completion
- Psybrary Screening Phase
- Molecule Design Phase
- Assay Development Phase
- In-silico Testing
- In-vitro Testing
- In-vivo Testing
- Lead Selection
- Lead Candidate Nomination

Nasdaq :ENVB

Enveric Biosciences will be the best-in-class psychedelic-inspired drug development company for mental health indications.

Cash and Cash equivalents

*as of **June** 2022*

- Cash On-hand - $18 million

Capital Raises since 2021

- January 2021: $9.5 million
- February 2021: $12.1 million
- March 2021: $3.3 million in Warrant Exercises
- January 2022: $10 million
- July 2022: $8 million

Investment Thesis

Enveric Biosciences (NASDAQ: ENVB)

- We are a team of experienced CNS drug developers who have successfully led programs from inception to market approval.
- Focused on creating new drugs for Anxiety, the 2nd most prevalent CNS disorder with no new drugs since 2004
- Foundation is our drug discovery platform that has created 500+NCEs, filed more than 15+ patents covering 1MM+ possible molecules
- First of several development candidates to be selected soon from promising NCEs that already show anxiety reduction and psilocin-release in animal models
- Strong NASDAQ stock with liquidity

- Gustavsson et al. Cost of disorders of the brain in Europe 2010. European Neuropsychopharmacology 21, 718-779 (2011).

ENVERIC BIOSCIENCES

Next Generation Mental Health™

Thank you for your time!

